                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 1997

                     Newcourt Receivables Asset Trust 1997-1
                     (Issuer with respect to the Securities)

                       Newcourt Receivables Corporation II
                            (Depositor of the Trust)
             (Exact name of registrant as specified in its charter)

           Delaware                   333-36059               35-2010710
(State or other jurisdiction  (Commission File Number)      (IRS Employer
  of incorporation)                                       Identification No.)

       2700 Bank One Tower
       111 Monument Circle
       Indianapolis, Indiana                                     46204
       (Address of principal executive offices)               (Zip Code)

                                 (317) 229-3406
              (Registrant's telephone number, including area code)

                                 Not Applicable

         (Former name or former address, if changed since last report.)

Item 5.           Other Events

         The registrant is filing final forms of the exhibit listed in Item
7(c).

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements: None

(b)  Pro Forma Financial Information: None

(c)  Exhibits:

      Exhibit No.                                     Document
      ----------                            ----------------------------
          20                                Monthly Servicer Certificate

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        NEWCOURT RECEIVABLES CORPORATION II

                                   By:  /s/ Daniel A. Jauernig
                                       -------------------------------------
                                             Daniel A. Jauernig
                                             Vice President and
                                            Chief Financial Officer

December 18, 1997

                                  EXHIBIT INDEX

      Exhibit No.                                     Document
      ----------                            ----------------------------
          20                                Monthly Servicer Certificate